[Alcoa logo] July 9, 2007 2 nd Quarter 2007 Analyst Conference Exhibit 99.2

[Alcoa logo]
Forward Looking Statements
The information discussed on this call contains forward-looking statements that involve future events and known and unknown
risks and uncertainties, including current expectations regarding
Alcoa’s future performance and the potential benefits of the combination of Alcoa and Alcan.  Actual results may differ
materially from those discussed today in our presentation.
Additional information concerning factors that may cause actual results to differ can be found in Alcoa’s and Alcan’s respective filings with the U.S. Securities and Exchange Commission and, in
Alcan’s case, the Canadian securities regulatory authorities.
Lastly, certain portions of the discussion concerning the proposed transaction are addressed in a registration statement which Alcoa has filed with the SEC and the Canadian securities regulatory authorities.  We urge you to read the registration statement because it contains important information.

[Alcoa logo] Vice President and Chief Financial Officer Chuck McLane

[Alcoa logo]
2
nd
Quarter 2007 Financial Overview
– Income from continuing operations of $716m or
$0.81 per share
– Revenues of $8.1b
– Cash from operations of $1.35b
– Debt-to-cap at 29.4%
– Trailing four quarters ROC of 11.8%

[Alcoa logo]
2
nd
Quarter 2007 Financial Overview
In Millions 1Q'07 2Q'07 Change
Sales $7,908 $8,066 $158
Cost of Goods Sold $6,007 $6,178 $171
   % of Sales 76.0% 76.6% 0.6 pts.
SG&A $357 $367 $10
   % of Sales 4.5% 4.5% 0.0 pts.
Restructuring and Other Charges $26 ($57) ($83)
Interest Expense $83 $86 $3
Other Income, Net ($44) ($60) ($16)
Effective Tax Rate 29.8% 30.0% 0.2 pts.
Minority Interests $115 $110 ($5)
GAAP Net Income
$662 $715 $53
(Loss) Income from Discontinued Operations
($11) ($1) $10
GAAP Income From Continuing Operations
$673 $716 $43

Income From Continuing Operations Excluding Restructuring & Transaction Costs

$ Millions
780
762
744
726
708
690
672
654
636
618
600
691
2
17
20
3
52
17
8
770
19
4
36
1
712
1Q07
Cost Inflation/LIFO
Energy
Currency
Price/Mix
Volume
Productivity
GA&SE/R&D
LME
Iceland
Tennessee/Rockdale
Tax/Other
2Q07

6 [Alcoa logo] 1 st Quarter vs. 2 nd Quarter Comparison

[Alcoa logo]
2Q’07 1Q’07 2Q’06
1,990 1,877 2,108 3   Party Shipments (kmt)
3,799 3,655 3,746 Production (kmt)
712 645 713 3   Party Revenue ($MM)
276 260 278 ATOI ($MM)
Production 4% higher sequentially
Higher prices
Reduced impact from Guinea strike
Stronger Australian dollar
Alumina
2
nd
Quarter Highlights
3
rd
Quarter Outlook
Prices to follow approximate two-month
lag calculation
Consistent production and shipment
levels anticipated
2
nd
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
ATOI Total Revenue
rd
rd

[Alcoa logo]
2
nd
Quarter Highlights
462 504 489 ATOI ($MM)
2,879 2,902 2,728 3   Party Price ($/MT)
1,746 1,633 1,589 3   Party Revenue ($MM)
2Q’07 1Q’07 2Q’06
565 518 508 3   Party Shipments (kmt)
901 899 882 Production (kmt)
Primary Metals
3
rd
Quarter Outlook
2
nd
Quarter Business Conditions
Lower realized pricing sequentially
Tennessee and Rockdale curtailment
costs
Increased Iceland start-up costs
Unfavorable currency
Average June cash LME = $2,677/MT
Iceland start-up costs of $24 million
after-tax
Continued Rockdale curtailment costs
U.S. seasonal energy cost increases
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
$3,300
$3,500
ATOI Total Revenue
rd
rd
rd

[Alcoa logo]
Increased volumes and favorable mix
Productivity increases
Improved Russia performance
2Q’07 1Q’07 2Q’06
93 62 79 ATOI ($MM)
2,344 2,275 2,115
3
rd
Party Revenue
($MM)
Flat-Rolled Products
2
nd
Quarter Highlights
3
rd
Quarter Outlook
2
nd
Quarter Business Conditions
Scheduled outages and seasonal
slowdown – European holidays and
North American automotive shutdowns
Global aerospace markets remain
strong
$0
$20
$40
$60
$80
$100
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$1,500
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
$2,200
$2,300
$2,400
ATOI Third Party Revenue

[Alcoa logo]
(5) (6) (6) Other
93
107
(8)
1Q’07
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto Castings and
Structures
100
97
9
2Q’06
105
118
(8)
2Q’07
North America Class 8 truck builds off 50%
year over year – partially offset by continued
share gains and new product sales
Weakness continued in the North American
automotive customer base
Aerospace remains strong – accelerated by
share gains and new product sales
Strong productivity across Fasteners,
Forgings and Investment Castings
Engineered Solutions
ATOI ($MM) 2
nd
Quarter Business Conditions
3
rd
Quarter Outlook
Seasonal slowdown – European holidays and
North American automotive shutdowns
Negative impact of $9 million after-tax for AFL
tax rate change in Germany
Decline in Class 8 truck to continue –
projected at 48% year over year
Global aerospace markets remain strong
$0
$20
$40
$60
$80
$100
$120
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
ATOI Third Party Revenue

[Alcoa logo]
29 22 7
Alcoa Custom Extruded
Solutions, US Industrial
and Other
2Q’07 1Q’07 2Q’06
46 34 17 Total
17 12 10
Global Hard Alloy
Extrusions, Building &
Construction Systems
and Russia
Soft alloy extrusion joint venture
completed
Strong markets in Europe
Improved productivity
Extruded and End Products
ATOI ($MM) 2
nd
Quarter Business Conditions
3
rd
Quarter Outlook
Seasonal slowdown – European
holidays and North American
automotive shutdowns
Soft alloy extrusions joint venture in
effect for entire quarter
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
ATOI Third Party Revenue

[Alcoa logo]
(2) (1) (2) Other
19
(3)
23
1Q’07
Total
Reynolds Food Packaging
and Flexible Packaging
Closure Systems and
Consumer Products
37
(1)
40
2Q’06
37
(1)
40
2Q’07
Packaging & Consumer
ATOI ($MM) 2
nd
Quarter Business Conditions
3
rd
Quarter Outlook
Benefits of the prior year restructuring
program and productivity improvements
will offset cost inflation
Normal seasonal slowdown expected in
Closure Systems
– Normal seasonal increase in the
Closures and Consumer business
– Productivity improvements
$0
$10
$20
$30
$40
$50
$60
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$500
$600
$700
$800
$900
ATOI Third Party Revenue

[Alcoa logo]
2
nd
Quarter 2007 Cash Flow Review
$ In Millions 2Q'06 2Q'07
Net Income $744 $715
DD&A 324 317
Change in Working Capital (399) 474
Other Adjustments 55 (116)
Pension Contributions (25) (41)
Cash From Operating Activities 699 1,349
Dividends to Shareholders (131) (149)
Change in Debt 191 172
Dividends to Minority Interests (85) (46)
Contributions from Minority Interests 40 103
Other Financing Activities (45) 192
Cash From Financing Activities (30) 272
Capital Expenditures (729) (891)
Other Investing Activities 44 5
Cash From Investing Activities ($685) ($886)

Segment ATOI and Third Party Revenue

$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$ Millions
$10,000
$7,500
$5,000
$2,500
$0
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
ATOI
Revenue

Bloomberg ROC Trailing 12 Months

14%
12%
10%
8%
6%
4%
2%
0%
7.2%
8.4%
8.3%
9.7%
11.2%
12.2%
13.2%
12.7%
11.8%
4Q03
4Q04
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

14 [Alcoa logo] Strong Performance Trends

ROC	Exceed cost of capital
Cash from Operations	Exceed capital expenditures
Volume/Mix/Productivity	Exceed cost inflation
EBITDA Margins	Exceed 2006 in every downstream segment
Debt to Capital	Not to exceed 30% – 35%
Capital Expenditures	$3.0 – $3.2 Billion

15 [Alcoa logo] 2007 Financial Targets

A380

Alain J.P. Belda

Chairman and Chief Executive Officer

[Alcoa logo]

10
9
8
7
6
5
4
3
2
1
0
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
Lost Work Day Rate
Total Recordable Rate

17 [Alcoa logo] Safety Performance

2007 Projected Growth Rates
2007 Projected Consumption (000 MT)
China
33.6%
11,700
North America
-2.5%
7,215
Europe
3.2%
8,160
Asia w/o China
4.5%
6,570
Latin America
6.1%
1,250
CIS
9.9%
980
World
10.0%
38,015
-5%
0%
5%
10%
15%
20%
25%
30%
35%

18 [Alcoa logo] Aluminum Consumption Growth Rates Source: Alcoa analysis

Alumina Surplus or (Deficit)

Million MT
4
3
2
1
0
(1)
(2)
0.3
(1.3)
0.6
1.0
0.0
2004
2005
2006
2007
2008

Aluminum Surplus or (Deficit)

Million MT
1.0
0.5
0.0
(0.5)
(1.0)
0.6
0.1
(0.6)
0.3
0.2
2004
2005
2006
2007
2008

19 [Alcoa logo] Source: Alcoa analysis Supply / Demand Projections

Reported Unwrought Stocks as Days of Global Consumption & LME 3 Month Monthly Average
26.89 Days May 2007 vs. 27.57 Days April 2007 & 31.78 Days May 2006
Reported Stocks: Comex, IAI, Japan Port, LME & SME
Days of Consumption
91
84
77
70
63
56
49
42
35
28
21
14
7
0
LME Price/MT ($)
$3,000
$2,900
$2,800
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
Reported Stocks Days of Consumption
LME 3 M Price

20 [Alcoa logo] Source: IAI and LME Global Days of Consumption

Financial Performance

Dividend Increase
Record Revenue
Record Earnings
Record Cash from Operations

Downstream Performance

Margin Improvement in All Downstream Businesses
Improvement in Russian Rolling Mills

Upstream Growth Projects

Pinjarra Refinery Expansion
Iceland Smelter
Sao Luis Refinery Expansion
Juruti Bauxite Mine Development

Portfolio Management

Soft Alloy Business Joint Venture
Exploring Disposition of Packaging Business
Exploring Strategic Alternatives for Electrical & Electronic Solutions (Formerly AFL)

21 [Alcoa logo] Momentum Builders Update

Bloomberg ROC Trailing 12 Months
Including Growth Capex

14%
12%
10%
8%
6%
7.8%
8.3%
8.3%
8.3%
9.9%
11.2%
12.2%
13.2%
12.7%
11.8%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Bloomberg ROC Trailing 12 Months
Excluding Growth Capex

16%
14%
12%
10%
8%
6%
8.4%
9.2%
9.3%
9.5%
11.2%
12.8%
14.1%
16.2%
15.6%
14.7%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

Cash from Operations

$ Millions

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
1Q05
(239)
2Q05
383
3Q05
493
4Q05
1,039
1Q06
(213)
2Q06
699
3Q06
748
4Q06
1,333
1Q07
527
2Q07
1,349

22 [Alcoa logo] The Momentum Continues

23 [Alcoa logo] Alcan Offer Update – Synergies – Growth Opportunities – Commitment to Quebec and Canada – Regulatory Approvals

[Alcoa logo]
A Winning Strategic Combination
–
Creates the premier fully integrated aluminum company
–
Enhanced cash flow and $1 billion in annual synergies
–
Significant scale to compete in a changing environment
–
Optimized portfolio of upstream assets
–
Enhanced capacity for growth
–
Strong technology, operations and talent
–
Shared values and commitment to sustainability

[Alcoa logo]
Tony Thene
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

26 [Alcoa logo] [Alcoa logo]

[Alcoa logo]
Forward-Looking Statements
Certain statements and assumptions in this communication contain or are based on "forward-looking" information and involve risks and uncertainties. Forward-looking statements may be identified by their use of words like "anticipates," "believes,"
"estimates," "expects," "hopes," "targets," "should," "will," "will likely result," "forecast," "outlook," "projects" or other words of similar meaning. Such forward-looking information includes, without limitation, the statements as to the impact of the proposed acquisition of Alcan on revenues, costs and earnings. Such forward- looking statements are subject to numerous assumptions, uncertainties and risks, many of which are outside of Alcoa's control.  Accordingly, actual results and developments are likely to differ, and may differ materially, from those expressed or implied by the forward-looking statements contained in this communication. These risks and uncertainties include Alcoa's ability to successfully integrate the operations of Alcan; the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, and anticipated costs of capital investments; general business and economic conditions; interest rates; the supply and demand for, deliveries of, and the prices and price volatility of primary aluminum, fabricated aluminum, and alumina produced by Alcoa and Alcan; the timing of the receipt of regulatory and governmental approvals necessary to complete the acquisition of Alcan and any undertakings agreed to in connection with the receipt of such regulatory and governmental approvals; the timing of receipt of regulatory and governmental approvals for Alcoa's and Alcan's development projects and other operations; the availability of financing to refinance indebtedness incurred in connection with the acquisition of Alcan on reasonable terms;  the availability of financing for
Alcoa's and Alcan's development projects on reasonable terms; Alcoa's and Alcan's respective costs of production and their respective production and productivity levels, as well as those of their competitors; energy costs; Alcoa's and Alcan's ability to secure adequate transportation for their respective products, to procure mining equipment and operating supplies in sufficient quantities and on a timely basis, and to attract and retain skilled staff; the impact of changes in foreign currency exchange rates on Alcoa's and Alcan's costs and results, particularly the Canadian dollar, Euro, and Australian dollar, may affect profitability as some important raw materials are purchased in other currencies, while products generally are sold in U.S. dollars; engineering and construction timetables and capital costs for Alcoa's and Alcan's development and expansion projects; market competition;
tax benefits and tax rates; the outcome of negotiations with key customers; the resolution of environmental and other proceedings or disputes; and Alcoa's and Alcan's ongoing relations with their respective employees and with their respective business partners and joint venturers.

[Alcoa logo]
Forward-Looking Statements
Additional risks, uncertainties and other factors affecting forward looking statements include, but are not limited to, the following:
•Alcoa is, and the combined company will be, subject to cyclical fluctuations in London Metal Exchange primary aluminum prices, economic and business conditions generally, and aluminum end-use markets;
•Alcoa's operations consume, and the combined company's operations will consume, substantial amounts of energy, and profitability may decline if energy costs rise or if energy supplies are interrupted;
•The profitability of Alcoa and/or the combined company could be adversely affected by increases in the cost of raw materials;
•Union disputes and other employee relations issues could adversely affect Alcoa's and/or the combined company's financial results;
•Alcoa and/or the combined company may not be able to successfully implement its growth strategy;
•Alcoa's operations are, and the combined company's operations will be, exposed to business and operational risks, changes in conditions and events beyond its control in the countries in which it operates;
•Alcoa is, and the combined company will be, exposed to fluctuations in foreign currency exchange rates and interest rates, as well as inflation and other economic factors in the countries in which it operates;
•Alcoa faces, and the combined company will face, significant price competition from other aluminum producers and end-use markets for Alcoa products that are highly competitive;
•Alcoa and/or the combined company could be adversely affected by changes in the business or financial condition of a significant customer or customers;
•Alcoa and/or the combined company may not be able to successfully implement its productivity and cost-reduction initiatives;
•Alcoa and/or the combined company may not be able to successfully develop and implement new technology initiatives;
•Alcoa is, and the combined company will be, subject to a broad range of environmental laws and regulations in the jurisdictions in which it operates and may be exposed to substantial costs and liabilities associated with such laws;
•Alcoa’s smelting operations are expected to be affected by various regulations concerning greenhouse gas emissions;
•Alcoa and the combined company may be exposed to significant legal proceedings, investigations or changes in law; and
•Unexpected events may increase Alcoa's and/or the combined company's cost of doing business or disrupt Alcoa's and/or the combined company's operations.
See also the risk factors disclosed in Alcoa's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and
Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.  Readers are cautioned not to put undue reliance on forward-looking statements. Alcoa disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

[Alcoa logo]
In connection with the offer by Alcoa to purchase all of the issued and outstanding common shares of Alcan (the “Offer”), Alcoa has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration
Statement”), which contains a prospectus relating to the Offer (the “Prospectus”), and a tender offer statement on Schedule TO
(the “Schedule TO”), each as amended.  This communication is not a substitute for the Prospectus, the Registration Statement and the Schedule TO.  ALCAN SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THESE
DOCUMENTS, ALL OTHER APPLICABLE DOCUMENTS AND ANY AMENDMENTS OR SUPPLEMENTS TO ANY SUCH
DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE EACH CONTAINS OR WILL CONTAIN IMPORTANT
INFORMATION ABOUT ALCOA, ALCAN AND THE OFFER.  Materials filed with the SEC are available electronically without charge at the SEC’s website, www.sec.gov. Materials filed with the Canadian securities regulatory authorities ("CSRA") are available electronically without charge at www.sedar.com.  Materials filed with the SEC or the CSRA may also be obtained without charge at Alcoa’s website, www.alcoa.com, or by directing a request to Alcoa’s investor relations department at (212)
836-2674.  In addition, Alcan shareholders may obtain free copies of such materials filed with the SEC or the CSRA by directing a written or oral request to the Information Agent for the Offer, MacKenzie Partners, Inc., toll-free at (800) 322-2885 (English) or
(888) 405-1217 (French).
While the Offer is being made to all holders of Alcan Common Shares, this communication does not constitute an offer or a solicitation in any jurisdiction in which such offer or solicitation is unlawful.  The Offer is not being made in, nor will deposits be accepted in, any jurisdiction in which the making or acceptance thereof would not be in compliance with the laws of such jurisdiction.  However, Alcoa may, in its sole discretion, take such action as it may deem necessary to extend the Offer in any such jurisdiction.
Where to Find Additional Information

30 [Alcoa logo] APPENDIX [Alcoa logo]

[Alcoa logo]
(1) Certain amounts for the first and second quarter of 2006 have been reclassified to Other so that this line reflects only the impact of
LIFO.  Presenting the Impact of LIFO as a separate line in the Reconciliation of ATOI started in the third quarter of 2006.
Financial information for the first and second quarter of 2006 has been reclassified to reflect the movement of the home exteriors business to discontinued operations in the third quarter of 2006.
Reconciliation of ATOI to
Consolidated Net Income
$     715 $     662 $  2,248 $     359 $     537 $     744 $     608 Consolidated net income
(50) (10) 104 10 (7) 51 50 Other
(1) (11) 87 101 (3) (5) (6) Discontinued operations
21 (18) (379)   (386) 2 6   (1) Restructuring and other charges
(101) (86) (317) (82) (64) (82) (89) Corporate expense
(110) (115) (436) (98) (109) (124) (105) Minority interests
(56) (54) (250) (61) (66) (63) (60) Interest expense
9 11 58 14 23 10 11 Interest income
(16) (27) (170) (66) (19) (49) (36) Impact of LIFO (1)
Unallocated amounts (net of tax):
$  1,019 $     972 $  3,551 $     927 $     780 $  1,000 $     844 Total segment ATOI
2Q07 1Q07 2006 4Q06 3Q06 2Q06 1Q06

Reconciliation of Return on Capital

(In Millions)	2Q'07 Bloomberg Method	1Q'07 Bloomberg Method	4Q'06 Bloomberg Method	3Q'06 Bloomberg Method	2Q'06 Bloomberg Method	1Q'06 Bloomberg Method	4Q'05 Bloomberg Method	3Q'05 Bloomberg Method	2Q'05 Bloomberg Method	1Q'05 Bloomberg Method
Net income	$2,273	$2,302	$2,248	$2,113	$1,865	1,581	$1,233	$1,270	$1,271	$1,215
Minority interests	$432	$446	$436	$418	$368	304	$259	$230	$239	$252
Interest expense (after-tax)	$270	$281	$291	$272	$268	$274	$261	$263	$234	$206
Numerator (sum total)	**$2,975**	**$3,029**	**$2,975**	**$2,803**	**$2,501**	**$2,159**	**$1,753**	**$1,763**	**$1,744**	**$1,673**
Average Balances										
Short-term borrowings	$451	$441	$386	$349	$303	$342	$279	$155	$152	$185
Short-term debt	$359	$360	$451	$449	$55	$53	$58	$272	$273	$269
Commercial paper	$1,169	$972	$1,192	$1,678	$1,501	$1,652	$771	$581	$553	$815
Long-term debt	$5,709	$5,767	$4,861	$4,915	$5,333	$5,243	$5,309	$5,746	$5,920	$6,023
Preferred stock	$55	$55	$55	$55	$55	$55	$55	$55	$55	$55
Minority interests	$1,809	$1,669	$1,583	$1,416	$1,340	$1,280	$1,391	$1,332	$1,253	$1,263
Common equity	$15,571	$14,621	$13,947	$14,120	$13,834	$13,611	$13,282	$13,045	$12,761	$12,766
Denominator (sum total)	**$25,123**	**$23,885**	**$22,475**	**$22,982**	**$22,421**	**$22,236**	**$21,144**	**$21,185**	**$20,967**	**$21,376**
Return on Capital	**11.8%**	**12.7%**	**13.2%**	**12.2%**	**11.2%**	**9.7%**	**8.3%**	**8.3%**	**8.3%**	**7.8%**

Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.

32

[Alcoa logo]

Reconciliation of Adjusted Return on Capital

(In Millions)	2Q'07 Bloomberg Method	1Q'07 Bloomberg Method	4Q'06 Bloomberg Method	3Q'06 Bloomberg Method	2Q'06 Bloomberg Method	1Q'06 Bloomberg Method	4Q'05 Bloomberg Method	3Q'05 Bloomberg Method	2Q'05 Bloomberg Method	1Q'05 Bloomberg Method
Numerator (sum total)	$2,975	$3,029	$2,975	$2,803	$2,501	$2,159	$1,753	$1,763	$1,744	$1,673
Russia, Bohai, and Kunshan net losses	($51)	($79)	($74)	($85)	($78)	($86)	($71)	($48)	($41)	($12)
Adjusted numerator	**$3,026**	**$3,108**	**$3,049**	**$2,888**	**$2,579**	**$2,245**	**$1,824**	**$1,811**	**$1,785**	**$1,685**
Average Balances										
Denominator (sum total)	$25,123	$23,885	$22,475	$22,982	$22,421	$22,236	$21,144	$21,185	$20,967	$21,376
Capital projects in progress and Russia, Bohai, and Kunshan capital base	$4,521	$3,945	$3,655	$2,540	$2,330	$2,139	$1,913	$1,776	$1,478	$1,403
Adjusted denominator	**$20,602**	**$19,940**	**$18,820**	**$20,442**	**$20,091**	**$20,097**	**$19,231**	**$19,409**	**$19,489**	**$19,973**
Return on capital, excluding growth investments	**14.7%**	**15.6%**	**16.2%**	**14.1%**	**12.8%**	**11.2%**	**9.5%**	**9.3%**	**9.2%**	**8.4%**

Return on capital, excluding growth investments is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company's productive assets. The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years. As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.

33

[Alcoa logo]

Reconciliation of Income and EPS, excluding Restructuring Charges & Transaction Costs

	Net Income					Diluted EPS				
	Quarter ended			Six months ended		Quarter ended			Six months ended	
	2Q06*	1Q07	2Q07	2Q06*	2Q07	2Q06*	1Q07	2Q07	2Q06*	2Q07
Net income	$ 744	$ 662	$ 715	$ 1,352	$ 1,377	$ 0.85	$ 0.75	$ 0.81	$ 1.54	$ 1.56
Loss from discontinued operations	(5)	(11)	(1)	(11)	(12)					
Income from continuing operations	749	673	716	1,363	1,389	0.85	0.77	0.81	1.55	1.58
Transaction costs**	–	–	17	–	17					
Restructuring and other charges	(6)	18	(21)	(5)	(3)					
Income from continuing operations – excluding restructuring and other charges and transaction costs	$ 743	$ 691	$ 712	$ 1,358	$ 1,403	0.85	0.79	0.81	1.55	1.59

Income from continuing operations – excluding restructuring and other charges and transaction costs is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and transaction costs. There can be no assurances that additional restructuring and other charges and transaction costs will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations – excluding restructuring and other charges and transaction costs.

** Transaction costs (investment banking, legal, accounting, and other third-party expenses related to the Alcan offer) are included in Selling, general administrative, and other expenses on the Condensed Statement of Consolidated Income.

34

[Alcoa logo]

[Alcoa logo]
Reconciliation of EBITDA Margin
Year ended
December 31,
2006
Six months
ended
June 30,
2007
Year ended
December 31,
2006
Six months
ended
June 30,
2007
Year ended
December 31,
2006
Six months
ended
June 30,
2007
Flat-Rolled Products Extruded and End Products
Engineered Solutions
After-tax operating income (ATOI) (1) $     255 $     155 $       60 $       80 $     331 $     198
Add: Income taxes         68        59        18        40        101        91
Less: Other income and (expenses), net (2)        (26)        (15)            2          16           (5)           (1)
Net margin      349      229      76      104      437      290
Add: Depreciation, depletion, and amortization        219        110        118          19        169          83
Earnings before interest, taxes, depreciation, and
amortization (EBITDA) (3)
$     568
$     339
$     194
$     123
$     606
$     373
Third-party sales $  8,297 $  4,619 $  4,419 $  2,140 $  5,456 $  2,927
Intersegment sales        246        123          99          68            –            –
Total Sales $  8,543 $  4,742 $  4,518 $  2,208 $  5,456 $  2,927
EBITDA Margin (4) 6.6% 7.1% 4.3% 5.6% 11.1% 12.7%
(1) See Slide 34 for a reconciliation of segment ATOI to consolidated net income.
(2) Other income and (expenses), net, include equity income (loss), gain or loss on sale of assets, mark-to-market activities and other items.
(3) Alcoa’s definition of EBITDA is net margin plus depreciation, depletion, and amortization.  Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
(4) EBITDA Margin is calculated by dividing EBITDA by Total Sales.

[Alcoa logo]
Reconciliation of EBITDA Margin – P&C
Quarter
ended
June 30,
2006
Quarter
ended
June 30,
2007
Year ended
December 31,
2006
Six months
ended
June 30,
2007
Packaging and Consumer:
After-tax operating income (ATOI) (1) $       37 $       37 $       95 $       56
Add: Income taxes         9        17        33        24
Less: Other income and (expenses), net (2)            4            –            6            1
Net margin      42      54      122      79
Add: Depreciation, depletion, and amortization          31          30        124          60
Earnings before interest, taxes, depreciation, and
amortization (EBITDA) (3)
$       73
$       84
$     246
$     139
Third-party sales $     834 $     837 $  3,235 $  1,573
EBITDA Margin (4) 8.8% 10.0% 7.6% 8.8%
(1) See Slide 34 for a reconciliation of segment ATOI to consolidated net income.
(2) Other income and (expenses), net, include equity income (loss), gain or loss on sale of assets, mark-to-market activities and other items.
(3) Alcoa’s definition of EBITDA is net margin plus depreciation, depletion, and amortization.  Net margin is equivalent to sales minus the following items: cost of goods sold; selling, general administrative, and other expenses; and research and development expenses.
(4) EBITDA Margin is calculated by dividing EBITDA by Third-party Sales.

[Alcoa logo]
48.9 51.5 51.7
Days of Working Capital
$   8,066 $   7,908 $   7,797 Sales
$   4,335 $   4,524 $   4,427 Working Capital
2,668 2,570 2,536 Less: Accounts payable, trade
3,633 3,780 3,820 Add: Inventories
$   3,370 $   3,314 $   3,143 Receivables from customers, less allowances
June 30,
2007
March 31,
2007
June 30,
2006 (a)
Quarter ended
Days of Working Capital = Working Capital divided by (Sales/number of days in the quarter)
(a) Certain financial information has been reclassified to reflect the movement of the home exteriors business to discontinued operations and as held for sale in the third quarter of 2006, and the soft alloy extrusions business as held for sale in the fourth quarter of 2006.
Days of Working Capital

[Alcoa logo]
Reconciliation of Sales
(a) This amount represents the sales for the month of June 2007 related to Alcoa’s soft alloy extrusions business that was contributed to the joint venture formed with Orkla ASA’s Sapa Group on June 1, 2007.
(b) Management believes that this measure is meaningful to investors because in prior quarters the revenue of the soft alloy extrusion business was included for all three months.  Due to the completion of the joint venture with Sapa effective June 1, 2007, only two months of sales were included in consolidated revenue.  The adjusted consolidated revenue measure provides an accurate comparison to past quarters.
Quarter ended
(in billions)
June 30,
2007
Sales $   8 .1
Add: sales of soft alloy extrusions operations (a) 0.2
Sales, including sales of soft alloy extrusions operations (b) $   8.3